UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

HARVEST NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300

Houston, Texas 77077

(Address of principal executive offices) (Zip Code)

(281) 899-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2014, Harvest Natural Resources, Inc. (“we”, “us”, “our” or the “Company”) held a special meeting of stockholders pursuant to notice duly given (i) to consider and vote on a proposal to authorize the sale by us, indirectly through subsidiaries, of all of our remaining interests in Venezuela, consisting of our indirect 20.4 percent equity interest in Petrodelta, S.A., to Petroandina Resources Corporation N.V., an affiliate of Pluspetrol Resources Corporation B.V., for the purchase price of $275 million (Proposal No. 1); (ii) to consider and vote on a non-binding, advisory proposal to approve compensation that will or may become payable by the Company to our named executive officers in connection with the sale of our remaining Venezuelan interests (Proposal No. 2); (iii) to consider and vote on a proposal to adjourn the special meeting to a later date, if necessary or advisable, to solicit additional proxies in favor of the authorization of the proposed sale of our remaining Venezuelan interests if there are not sufficient votes for authorization at the special meeting (Proposal No. 3); and (iv) to consider and vote on such other matters as may properly come before the special meeting or any adjournment or postponement of the special meeting by or at the direction of our Board of Directors.

1. Authorization of the Sale of Our Remaining Venezuelan Interests:

This proposal was approved by the votes indicated below.

Number of Votes For:	Number of Votes Against/Withheld:	Abstentions:
26,452,488	33,336	588,764

2. Advisory vote on the compensation that will or may become payable by the Company to our named executive officers in connection with the sale of our remaining Venezuelan interests:

This proposal was approved by the votes indicated below.

Number of Votes For:	Number of Votes Against/Withheld:	Abstentions:
14,387,880	9,298,862	3,387,846

3. Adjournment of the special meeting to a later date, if necessary or advisable, to solicit additional proxies in favor of the authorization of the proposed sale of our remaining Venezuelan interests:

This proposal was approved by the votes indicated below.

Number of Votes For:	Number of Votes Against/Withheld:	Abstentions:
24,566,753	2,485,322	22,513

Item 8.01	Other Events

On May 7, 2014, the Company issued a press release announcing the result of the stockholder vote on the authorization of the sale of the Company’s remaining Venezuelan interests. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued by the Company, dated May 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.

Dated: May 7, 2014	By:	/s/ Keith L. Head
Keith L. Head
Vice President and General Counsel

EXHIBIT INDEX

99.1	Press release issued by the Company, dated May 7, 2014